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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2003


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-86366                   13-3411414
      (State or Other         (Commission File Number)       (I.R.S. Employer
Jurisdiction Incorporation)                              Identification Number)


                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000


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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 14, 2003, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of October 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Special Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class R-I Certificates," the "Class R-II Certificates," the "Class R-III Certificates" and the "Class R-K Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 152 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on October 1, 2003 (the "Cut-off Date"), an aggregate principal balance of $1,161,122,793 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.


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     The Class A-1 Certificates have an initial Certificate Balance of
$198,000,000. The Class A-2 Certificates have an initial Certificate Balance of $150,600,000. The Class A-3 Certificates have an initial Certificate Balance of $185,900,000. The Class A-4 Certificates have an initial Certificate Balance of $487,288,000. The Class B Certificates have an initial Certificate Balance of $30,479,000. The Class C Certificates have an initial Certificate Balance of $31,931,000. The Class D Certificates have an initial Certificate Balance of $13,063,000. The Class X-1 Certificates have an initial Notional Amount of $1,161,122,793. The Class X-2 Certificates have an initial Notional Amount of $1,097,720,000. The Class E Certificates have an initial Certificate Balance of $14,514,000. The Class F Certificates have an initial Certificate Balance of $7,257,000. The Class G Certificates have an initial Certificate Balance of $7,257,000. The Class H Certificates have an initial Certificate Balance of $5,805,000. The Class J Certificates have an initial Certificate Balance of $5,806,000. The Class K Certificates have an initial Certificate Balance of $2,903,000. The Class L Certificates have an initial Certificate Balance of $2,902,000. The Class M Certificates have an initial Certificate Balance of $2,903,000. The Class N Certificates have an initial Certificate Balance of $2,903,000. The Class O Certificates have an initial Certificate Balance of $11,611,793. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a) Financial Statements of Business Acquired

           Not applicable.

       (b) Pro Forma Financial Information

           Not applicable.

       (c) Exhibits.


                     Exhibit No.
                     of Item 601 of
Exhibit No.          Regulation S-K     Description
-----------          ---------------    -----------
4.1                  4                  Pooling and Servicing Agreement dated
                                        as of October 1, 2003, among Bear
                                        Stearns Commercial Mortgage Securities
                                        Inc. as depositor, Wells Fargo Bank,
                                        National Association as master servicer,
                                        ARCap Special Servicing, Inc., as
                                        special servicer, LaSalle Bank National
                                        Association, as trustee, ABN AMRO Bank
                                        N.V., as fiscal agent, and Wells Fargo
                                        Bank Minnesota, National Association, as paying agent and certificate registrar.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: October 1, 2003


BEAR STEARNS COMMERCIAL MORTGAGE
SECURITIES INC.

By: /s/  Michael Forastiere
    -------------------------------
    Name:  Michael Forastiere
    Title: Vice President




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